Exhibit 21.1

DANAHER CORPORATION & SUBSIDIARIES

Company Name	Jurisdiction Organized
AB Qualitrol AKM	Sweden
ABEK LLC	Delaware
AC Intermediate Co.	Ohio
ACC Motion GmbH	Germany
ACCU-Sort Asia Pacific PTE.LTD	Singapore
ACCU-SORT Europe GmbH	Germany

ACCU-SORT Systems Australia PTY.LTD	Australia
ACCU-SORT Systems, Inc.	Pennsylvania
ACME-Cleveland Corporation	Ohio
Advanced Motion Controls AB	Sweden
Aeronautique Systems BIP SAS	France

Alltec Angewandte Laserlicht Technologie GmbH	Germany
Alltec Italia S.r.l.	Italy
Alltec UK Ltd.	England
American Precision Industries, Inc.	Delaware
Anderson Instrument Co., Inc.	New York
Anderson Instrument Company LP	Ontario
API Development Corporation	New York
API Harowe (St. Kitts) LTD.	St. Christopher/Nevis
API Portescap Deutschland GmbH	Germany
API Wisconsin Inc.	Wisconsin
ApS KBUS 38 nr. 2018	Denmark
ApS KBUS38 nr. 2017	Denmark
Aquafine Corporation	California
Armstrong Tools, Inc.	Delaware
ARTUS 3 SAS	France
ARTUS Mistral SAS	France
ARTUS S.A.S.	France
ARTUS Vietnam Co., Ltd.	Vietnam
Assembly Technologies LLC	Delaware
Avesta Technologies, LLC	Delaware
Aviation Mobility, LLC	Delaware
Ball Screws and Actuators Co., Inc.	California

Beijing Chang GI Service Station Equipment Co., LTD	China

Beijing Dianyan Electronic Instruments Co. Ltd.	China

Beijing Fluke Shilu Instruments Maintenance & Service Co. Ltd.	China

Beijing Raytek Photoelectric Technology Co. Ltd.	China
Bobinas del Sur	Mexico

Calzoni S.r.l.	Italy
Cambridge Instruments LTD	England

CH. BEHA GmbH	Germany

China Safu Machinery Hardware Co. Ltd	China
Cleveland Precision Systems GmbH	Germany

Codificadora y Etquetadora Willett LTDA.	Chili

Communications Technology Mexico, S.A.de C.V.	Mexico
Cryla S.A.S.	France
Danaher Canada Partners Inc.	Ontario
Danaher Canadian Finance LP	Ontario
Danaher Canadian Holdings LP	Ontario
Danaher Corporation	Delaware

Danaher Dental Technology Investments, Inc.	Delaware
Danaher Evolution GmbH	Germany
Danaher Finance APS	Denmark
Danaher Finance Company	Delaware
Danaher Finance Company AB	Sweden

Danaher Finance Company LTD	Cayman Islands
Danaher Finance Company, LLC	Delaware
Danaher Foundation	Illinois
Danaher GbR	Germany
Danaher Holding B.V.	Netherlands
Danaher Holding Company ApS	Denmark
Danaher Holding GmbH	Germany
Danaher Hong Kong Finance Ltd	Hong Kong
Danaher Hong Kong Ltd.	Hong Kong

Danaher Iceland Finance Company EHF	Iceland
Danaher ICG Japan Co. LTD.	Japan
Danaher Industrial Controls GmbH	Germany
Danaher Insurance Company	Vermont
Danaher Linear GmbH	Germany
Danaher Luxembourg Sarl	Luxembourg
Danaher Motion GmbH & Co. KG	Germany
Danaher Motion i Flen AB	Sweden
Danaher Motion Inc.	Korea
Danaher Motion India	India

Danaher Motion Israel Ltd. (Servotech)	Israel
Danaher Motion Japan Co. Ltd.	Japan
Danaher Motion LLC	Delaware
Danaher Motion S.A.	Switzerland
Danaher Motion S.r.l.	Italy
Danaher Motion s.r.o	Czech Republic
Danaher Motion SARL	France
Danaher Motion Saro AB	Sweden
Danaher Motion Stockholm AB	Sweden
Danaher Motion Technology, LLC	Delaware
Danaher Power Solutions, LLC	Delaware
Danaher Setra-ICG (Tianjin) Co. Ltd.	China
Danaher Tax Administration ApS	Denmark
Danaher Tool (Shanghai) Ltd.	China

Danaher Tool Group	Canada

Danaher Tool Shandong Co. Ltd.	China
Danaher UK Finance Inc.	Delaware
Danaher UK Industries Ltd.	England
Danaher UK Partners	Scotland
Danaher Verwaltungs GmbH	Germany
Data Recorders Incorporated	Delaware
DCI Consolidated Industries, Inc.	Delaware
Delta Consolidated Industries, Inc.	Arkansas
Dental Equipment LLC	Delaware
Dexis LLC	Delaware
DH Denmark Holding ApS	Denmark
DH Holdings Corp.	Delaware
Diesel Engine Retarders, Inc.	Delaware
DMG Partners	Delaware
DMG Plastics, Inc.	Delaware
Dolan-Jenner Industries, Inc.	Massachusetts
DOMS A/S	Denmark
Dr. Bruno Lange AG	Switzerland
Dr. Bruno Lange Gesellschaft m.b.H	Austria
Dr. Lange Nederland B.V.	Netherlands
Dynapar Corporation	Illinois
Easco Hand Tools Inc.	Delaware

Edelweiss Holdings ApS	Denmark
ELE International GmbH	Germany
ELE International LLC	Delaware
ELE International LTD	England

Environmental Instrumentation Group Ltd.	England
EXE International Inc.	Delaware
Fisher Pierce Company	California
FJ 900, Inc.	Delaware
Flow Measurement Corporation	Delaware
Fluke Australia PTY LTD	New South Wales
Fluke Belgium N.V./S.A.	Belgium
Fluke Biomedical Europe AS	Norway
Fluke Biomedical France SARL	France
Fluke Biomedical GmbH	Germany
Fluke Biomedical Holding Company	Delaware
Fluke Biomedical LLC	Delaware

Fluke China Limited	Hong Kong
Fluke Corporation	Washington
Fluke Denmark A/S	Denmark
Fluke Deutschland GmbH	Germany
Fluke Do Brazil LTDA.	Brazil
Fluke Electronics Canada LP	Ontario
Fluke Electronics Corporation	Delaware

Fluke Electronics Sdn. Bhd. (Malaysia)	Malaysia
Fluke Europe B.V.	Netherlands
Fluke Finance Company LTD	Cayman Islands

Fluke Finland OY	Finland
Fluke France S.A.S.	France
Fluke Holding B.V.	Netherlands
Fluke Holding Company AB	Sweden
Fluke Holding Company LTD	Cayman Islands
Fluke Iberica S.L.	Spain
Fluke Industrial B.V.	Netherlands
Fluke International Corporation	Washington
Fluke International Holdings B.V.	Netherlands
Fluke Italia S.r.l.	Italy
Fluke Japan K.K.	Japan
Fluke Nederland B.V.	Netherlands
Fluke Nederland C.V.	Netherlands
Fluke Norge A/S	Norway
Fluke Precision Measurements LTD	England
Fluke Shanghai Corporation	China
Fluke South East Asia Pte. Ltd.	Singapore
Fluke Sverige AB	Sweden
Fluke Switzerland GmbH	Switzerland
Fluke U.K. LTD.	England
Fluke Vertriebsgesellschaft m.b.H.	Austria
G&L Motion Control Inc.	Delaware
Gems Sensors GmbH	Germany
Gems Sensors Inc.	Delaware
Gems Sensors Ltd.	England

Gems Sensors Pension Trustees Limited	England
Gendex Corp.	Delaware
Gendex Dental Systems GmbH	Germany
Gendex Dental Systems KK	Japan
Gendex Dental Systems LP	Ontario
Gendex Dental Systems PTY LTD	Australia
Gendex Dental Systems S.a.r.l.	France
Gendex Dental Systems s.r.l.	Italy
GID Acquisition Company	Delaware
Gilbarco (NZ) LTD	New Zealand
Gilbarco Australia Ltd.	Australia

Gilbarco Canada Corporation /LaCorporation Gilbarco Canadienne	Nova Scotia
Gilbarco GmbH & Co. KG	Germany
Gilbarco Holdings LTD	England
Gilbarco Hong Kong Ltd.	Hong Kong
Gilbarco Inc.	Delaware
Gilbarco International, Inc.	Delaware
Gilbarco Latin America Andina	Chili
Gilbarco Latin America S.A.	Argentina
Gilbarco LTD (UK)	England
Gilbarco SpA	Italy
Gilbarco Verwaltungs GmbH	Germany
Gilbert & Barker (NZ) PTY LTD	New Zealand
Gwendoline Holdings Ltd.	England
Hach Company	Delaware
Hach Lange A/S	Denmark
Hach Lange AB	Sweden

Hach Lange ApS	Denmark

Hach Lange Controle e Analise de Aguas Ltda.	Portugal
Hach Lange EOOD (Bulgaria)	Bulgaria

Hach Lange GmbH	Germany

Hach Lange Kereskedelmi Kft. (Hungary)	Hungary
Hach Lange LDA	Portugal
Hach Lange LTD	England
Hach Lange N.V.	Belgium
Hach Lange S.L.	Spain
Hach Lange S.r.l. (Italy)	Italy
Hach Lange s.r.l. (Romania)	Romania
Hach Lange s.r.o. (Czech Republic)	Czech Republic
Hach Lange s.r.o. (Slovakia)	Slovakia
Hach Lange Sp. z.o.o.	Poland

Hach Lange, Su Analiz Sistemleri Ltd. Sti (Turkey)	Turkey
Hach S.A.S.	France
Hach Sales & Service Canada LTD	Canada
Hach Ultra Analytics GmbH	Germany
Hach Ultra Analytics GVE S.A.	Switzerland
Hach Ultra Analytics Inc.	California
Hach Ultra Analytics Japan LLC	Delaware
Hach Ultra Analytics KK	Japan
Hach Ultra Analytics Neuchatel SA	Switzerland
Hand Tool Design Corporation	Delaware
Hart Scientific, LLC	Delaware
Heat Transfer Guarantee Co., LLC	Delaware
Hecon Properties, Inc.	New Jersey

Helen Acquisition Corp.	Delaware
Helen Nova Scotia Unlimited Liability Company	Nova Scotia
Hengstler Controle Numerique S.A.S.	France
Hengstler GmbH	Germany
Hengstler s.r.o. Kezmarok	Slovakia
Hennessy Canada LLC	Delaware
Hennessy Industries Canada	Ontario
Hennessy Industries, Inc.	Delaware
Holo-Krome Company	Delaware
Hunfin Investment Company LTD	Cayman Islands

Hunfin Kft. / Hunfin Asset Management Limited Liability Company	Hungary
Hunfin Limited	Ireland
ICG Holdings Srl	Italy
Industrial Fasteners, Inc.	Delaware
Industrial Sensors, Inc.	Delaware
Infrared Solutions, Inc.	Minnesota
Interdent Holding S.A.	Switzerland
Intervest S.A.	Argentina
Inverse Network Technology Inc.	California

Ireland Meter Electronics (Hong Kong) Ltd.	Germany

Ireland Meter Electronics Zhuhai Co. Ltd.	China
Jacobs Chuck Ltd. (Hong Kong)	Hong Kong

Jacobs Chuck Manufacturing Company	Delaware

Jacobs Chuck MFG. Co. Ltd. (Suzhou)	China

Jacobs Chuck Trading Co. Ltd. (Shanghai)	China
Jacobs Holding Company	England
Jacobs Mexico, S.A.de C.V.	Mexico
Jacobs Vehicle Systems, Inc.	Delaware
Jennings Land Company	Delaware
Jennings Technology Company, LLC	Delaware
Jessie & J Company Limited	Hong Kong
Joslyn Canada	Ontario
Joslyn Clark Controls, LLC	Delaware

Joslyn Electronic Systems Company, LLC	Delaware
Joslyn Hi-Voltage Company, LLC	Delaware
Joslyn Holding Company	Delaware
Joslyn Manufacturing Company LLC	Delaware

Joslyn Nova Scotia Unlimited Liability Company	Nova Scotia
Joslyn Sunbank Company, LLC	California
JS Technology, Inc.	Delaware
Jung Feintechnik GmbH	Germany
Kaltenbach & Voight GmbH	Germany

KAVO Austria Dentalwarenhandelsgesellschaft mbH	Austria
KAVO Benelux N.V.	Belgium
KAVO CZ spol.s.r.o.	Czech Republic
KAVO Dental (India) PVT. LTD.	India
KAVO Dental Asia-Pacific PTE. LTD.	Singapore
KAVO Dental Corporation	Illinois
KAVO Dental GmbH	Germany
KAVO Dental Ltd.	England
KAVO Dental Manufacturing, Inc.	Delaware
KAVO Dental Russland o.o.o.	Russia
KAVO Dental S.A.	Switzerland
KAVO Dental S.A.S.	France
KAVO Dental S.L.	Spain

KAVO Dental Supply (Malaysia) SDN BHD	Malaysia
KAVO Dental Technologies, Inc.	New Brunswick (Canada)

KAVO do Brasil Industria e Comercio LTDA.	Brazil
KAVO Holding GmbH	Germany
KAVO Italia S.r.l.	Italy
KAVO Nederland B.V.	Netherlands
KAVO Osaka K.K.	Japan
KAVO Polska Sp.Z.o.o.	Poland

KAVO Promedi S.r.l.	Italy
KAVO Scandinavia A.B.	Sweden
KB Instrumate	Sweden
K-D Tools of Puerto Rico, Inc.	Delaware
Kingsley Tools, Inc.	Delaware
Kollmorgen Asia Investment Company	Delaware
Kollmorgen Corporation	New York
Kollmorgen Holding Company AB	Sweden

Kollmorgen India Investment Company	Mauritius
Kollmorgen International LLC	Delaware

Kollmorgen Overseas Development Corporation	Delaware
Kollmorgen S.A.S.	France
Kollmorgen Securities Corporation	Massachusetts
Kollmorgen Servotronix Ltd.	Israel
Launchchange Holding Company	England
Launchchange Inc.	Delaware
Launchchange Instrumentation Ltd.	England
Launchchange Limited	England
Lea Way Hand Tool Corporation	Taiwan
Leica Instruments (Singapore) Pte Ltd	Singapore
Leica Instruments Ltd Shanghai	China

Leica Microsistemas Instrumentos de Precisao Sociedade unipessoal, Limitada	Portugal
Leica Microsistemas SA	Spain
Leica Microsystems (SEA) Pte Ltd	Singapore
Leica Microsystems A/S	Denmark
Leica Microsystems AB	Sweden
Leica Microsystems AG (Schweiz)	Switzerland
Leica Microsystems BV	Netherlands
Leica Microsystems Cambridge 2 LTD	England

Leica Microsystems Cambridge Limited	England
Leica Microsystems CMS GmbH	Germany
Leica Microsystems GmbH	Germany
Leica Microsystems Holdings GmbH	Germany
Leica Microsystems Holdings Inc.	Delaware

Leica Microsystems Imaging Solutions Ltd	England
Leica Microsystems Inc.	Delaware
Leica Microsystems Inc. (Canada)	Nova Scotia
Leica Microsystems IR GmbH	Germany
Leica Microsystems KK	Japan
Leica Microsystems Limited (UK)	England
Leica Microsystems Ltd (Hong Kong)	Hong Kong
Leica Microsystems Ltd Shanghai	China
Leica Microsystems Nussloch GmbH	Germany
Leica Microsystems Pty Ltd	Australia
Leica Microsystems S.A.S.	France
Leica Microsystems S.p.A.	Italy

Leica Microsystems Trading Ltd Shanghai	China

Leica Mikrosysteme GmbH	Austria

Leica Mikrosysteme Handelgesellschaft mbH	Austria
Leica Mikrosysteme Vertrieb GmbH	Germany
Leica Technology B.V.	Netherlands

Leitz Vermogensverwaltungs und Beteiligungsgesellschaft mbH	Germany
LEM BE SA	Brussels
LEM HEME Ltd.	England
LEM Instruments	Wisconsin
LEM Instruments & Meters Co. Ltd.	China
LEM NORMA GmbH	Austria
Light Controls Corp.	Delaware
Linear Motion LLC	Delaware
Linx Acquisition Limited	England
Linx Asia Limited	Hong Kong
Linx Printing Technologies PLC	England

Linx Printing Technologies Share Trustee Limited	England
Linx SARL	France
Linx Technologies Limited	England
Linx Xymark Limited	England
Logitron International S.A.	Luxembourg
Mankeen Investment LTD
Marley Pump Europe B.V.	Netherlands
Marsh Interex Ltd.	Jamaica
Marsh Label Technologies LLC	Missouri
Marsh-McBirney, Inc.	Maryland
Master Gears Corp.	Delaware
Matco Tools Corporation	New Jersey
McCormick Selph Holdings, Inc.	Delaware
McCormick Selph, Inc.	California
McCrometer, Inc.	Delaware
Mechanics Custom Tools Corporation	Delaware
Metron USA, Inc.	Michigan
Moonsilk LTD	England
Motion Engineering GmbH	Germany
Motion Engineering Incorporated	California
Motion Engineering K.K.	Japan
Motion Engineering UK LTD	England
Namco Controls Corporation	Ohio
Namco Controls GmbH	Germany

NEFF Antriesbstechnik Automation GmbH	Germany
Negele Messtechnik GmbH	Germany
Negele Verwaltungs GmbH	Germany
NET2NET, LLC	Delaware

Newtown Manufacturing Company, Inc.	Connecticut
NMTC Canada	Ontario
NMTC Holdings ULC	Nova Scotia
NMTC Partners Inc.	Ontario
NMTC, Inc.	Delaware
Noglia Vermogensverwaltung GmbH	Germany

Norcim LLC	New York
OECO Holdings, LLC	Delaware
OECO LLC	Delaware
Orbilasers S.A.	Switzerland
Orbisphere GmbH	Germany
Orbisphere Ltd.	England

Orbisphere Management Holdings S.A.	Switzerland
Orbisphere South Africa Pty. Ltd.	South Africa
OTT France S.a.r.l.	France
OTT Hydrometria, S.L.	Spain
OTT Hydrometrie A.G.	Switzerland
OTT Hydrometry LTD	England
OTT Latinoamerica, C.A.	Venezuela
OTT Messtechnik GmbH & Co. KG	Germany
OTT Messtechnik Verwaltungs GmbH	Germany
OTT Southern Africa PTY LTD	South Africa
Pacific Scientific Company	California

Pacific Scientific Energetic Materials Co. LLC	Delaware

Pacific Scientific Energetics Company, Hollister Division, LLC	Delaware
Pacific Scientific GmbH	Germany
Pacific Scientific Motion Control Ltd.	England
PacSci Motion Control, Inc.	Massachusetts

Paris Nova Scotia Unlimited Liability Company	Nova Scotia
Pelton & Crane	Delaware
Petroleum Industry Controls, Inc.	Delaware
Piccadilly Precision Engineering LTD	United Kingdom

Portescap Danaher Motion Malaysia SDN. BHD.	Malaysia

Portescap Danaher Motion Singapore PTE LTD	Singapore
Portescap Danaher Motion U.K. LTD.	England
Portescap Danaher Motion U.S. LLC	Delaware
Portescap France SAS	France
Portescap International	Switzerland
Portescap S.A.	Switzerland
Portescap U.S. Inc.	New York
Power Tool Holders Incorporated	Delaware
Power Transformer Controls Company	Delaware
Precision Dynamics, Inc.	Delaware
Precision Gauges, Inc.	Delaware
Precision Specialties, Inc.	Delaware

Prozes und Maschinen Automation GmbH	Germany
PS/EMC West LLC	Delaware
Pureflow Ultraviolet, Inc.	Georgia
Qualitrol Company LLC	Delaware
Qualitrol Finance Corp.	Delaware
Qualitrol GmbH	Germany
Qualitrol Holding Company	Delaware
Qualitrol Holding GmbH	Germany
Qualitrol Instruments Ltd.	England

Qualitrol Luxembourg S.a.r.l.	Luxembourg
Quality Wire Processing, Inc.	Delaware
R. Jung GmbH	Germany
Radiometer (UK) LTD.	England
Radiometer A/S	Denmark
Radiometer America Inc.	Delaware
Radiometer Analytical, S.A.S.	France
Radiometer Basel AG	Switzerland
Radiometer Canada	Ontario

Radiometer Corporate Development Ltd.	England
Radiometer Danmark A/S	Denmark
Radiometer Finans A/S	Denmark
Radiometer GmbH	Germany
Radiometer Iberica S.A.	Spain
Radiometer Inc.	Delaware
Radiometer Ireland Ltd.	Ireland
Radiometer K.K.	Japan
Radiometer Ltd.	England
Radiometer Medical ApS	Denmark
Radiometer Medical Equipment (Shanghai) Co. Ltd.	China
Radiometer Nederland B.V.	Netherlands
Radiometer Pacific Ltd.	New Zealand
Radiometer Pacific Pty. Ltd.	Australia
Radiometer RSCH GmbH	Switzerland
Radiometer S.A.S.	France
Radiometer Spolka z.o.o.	Poland
Radiometer Trading K.K.	Japan
Raisefocus Limited	England
Raytek Corporation	California
Raytek Do Brasil LTDA	Brazil
Raytek GmbH	Germany
Raytek Investments LTD (Mauritius)	Mauritius
Raytek Japan KK	Japan
Royce Thompson Ltd.	England
S.A. Aeronautique Systemes BIP	France
Sanher Linx Beschriftungstechnik	Switzerland
Securaplane Technologies, Inc.	Arizona
Sendx Medical Inc.	Delaware
Senstronics Holdings Limited	England
Senstronics Limited	England
Service Station Products Company	Delaware

Setra Sensing Technology (Tianjin) Co., LTD	China
Setra Systems, Inc.	Massachusetts
Shanghai Safa Plating Co. LTD	China
Shanghai Safe Plastic Cement Co. Ltd.	China

Shanghai Safu Machinery Hardware Co. Ltd.	China

Shanghai Sata Tools Machinery Manufacturing Co. Ltd.	China
Shanghai Shilu Instrument Co. Ltd.	China
Shirokusa Dental Supply Works	Japan
SMB s.r.o.	Czech Republic
Societe Civile Immobiliere	France

Sonix Inc.	Virginia
Sonix Technologies SDV.BHD.	Malaysia
Spline Gauges Ltd.	England
Stampede Acquisition Ltd	United Kingdom
SunBank de Mexico, S.de RL de CV	Mexico
SunBank Family of Companies, LLC	California
Superior Electric Holding Group LLC	Delaware
Swiss Precision Parts Corp.	Delaware
SWL Management GmbH	Germany

System und Kompenentenwek Leutkirch GmbH & Co. KG	Germany

System und Komponentenwek Leutkirch Verwaltungs GmbH	Germany

Techniques et Fabrication Electroniques	France
TECNA Srl	Italy
Tenzen Limited	England

The Allen Manufacturing Company DBA Danaher Business Systems	Delaware
The Anglodent Company	England
Thomson 60 Case LLC	Delaware
Thomson Barnstaple Ltd.	England
Thomson Bay Company LLC	Delaware
Thomson IBL Company	England

Thomson Industries S.de R.L. de C.V.	Mexico
Thomson Industries, Inc.	New York
Thomson International Holdings LLC	Delaware
Thomson Micron LLC	New York

Tianjin Danaher Motion Co. Ltd.	Hong Kong

Tianjin Kollmorgen Industrial Drives Corp., Ltd.	China
Tollo Linear AB	Sweden
Trojan Investment Company LP	Ontario
Trojan Technologies Company	Ontario

Trojan Technologies Deutschland GmbH	Germany
Trojan Technologies Espana S.L.	Spain
Trojan Technologies France S.A.S.	France
Trojan Technologies Inc.	Ontario
Trojan US Holdings Inc.	Delaware
Trojan UV Holdings Corp.	Delaware
TrojanUV Technologies UK Limited	England
Truck Storage Incorporated	Delaware
U.S. Peroxide LLC	Delaware
Universal Technic SAS	France
Utica Holding Company	Delaware
Veeder-Root Company	Delaware

Veeder-Root Do Brasil LTDA	Brazil

Veeder-Root Environmental Systems, Ltd.	England
Veeder-Root Finance Company	England
Veeder-Root GmbH	Germany
Veeder-Root Ltd.	England

Veeder-Root Petroleum Shanghai	China
Venture Measurement Company LLC	Delaware
Verigard LLC	Delaware

Videojet Guangzhou Packaging Equipment Co LTD	China
Videojet K.K.	Japan
Videojet Technologies B.V.	Netherlands
Videojet Technologies Canada L.P.	Canada
Videojet Technologies Europe B.V.	Netherlands

Videojet Technologies Gesellschaft mbH	Austria
Videojet Technologies GmbH	Germany
Videojet Technologies Inc.	Delaware

Videojet Technologies Kodlama ve Etiketleme Danismanlik ve Ticaret LTD.STI	Turkey
Videojet Technologies LTD	England

Videojet Technologies Pte Ltd (Asia HQ)	Singapore

Videojet Technologies PTE. LTD. (Singapore)	Singapore

Videojet Technologies PTE. LTD. (Asia HG)	Singapore
Videojet Technologies S.A.	France
Videojet Technologies S.L.	Spain
Videojet Technologies SP z.o.o.	Poland

Videojet Technologies Trading Co. Ltd. (Shanghai)	China
Visual Networks International Operations, Inc.	Delaware
Visual Networks Investments, Inc.	California
Visual Networks Italia S.r.l.	Italy
Visual Networks Operations, Inc.	Delaware
Visual Networks Technologies, Inc.	California

Visual Networks Texas Operations, Inc.	Delaware
Visual Networks, Inc.	Delaware

Voluntary Employee Benefit Association
Wermex Corporation	Texas
West Instruments	England
Western Pacific Industries, Inc.	Delaware
Willett A.B. (Sweden)	Sweden
Willett A/O (Russia)	Russia
Willett A/S (Norway)	Norway
Willett America Inc.	Texas
Willett ApS (Denmark)	Denmark
Willett Global Sourcing PTE. LTD.	Singapore
Willett GmbH	Germany

Willett Holdings B.V.	Netherlands
Willett India PVT. LTD	India
Willett International Limited	England
Willett Korea Co., Ltd.	Korea

Willett Limitada	Brazil
Willett Limited (Thailand)	Thailand

Willett Magyarorszag Nyomtatas - es Kodolastechnikat	Hungary
Willett Overseas Limited	England
Willett S.A. (Uruguay)	Uruguay
Willett S.r.l.	Italy
Willett Systeme AG	Switzerland

Zhuhai FTZ Videojet CIJ TEchnologies CO. LTD	China

Zhuhai S.E.Z. Videojet Electronics Ltd.	China
Zipher Limited	England